UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2013

CORPORATE PROPERTY ASSOCIATES 16 – GLOBAL INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32162	80-0067704
(Commission	(IRS Employer
File Number)	Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - Entry into a Material Definitive Agreement.

Merger Agreement

On July 25, 2013, Corporate Property Associates 16 – Global Incorporated (“CPA®:16”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with W. P. Carey Inc., a Maryland corporation and the ultimate parent of the external advisor of CPA®:16 (“W. P. Carey”), WPC REIT Merger Sub, Inc., a Maryland corporation, an indirect subsidiary of W. P. Carey and the successor in interest to Carey REIT III, Inc., a Maryland corporation (“Merger Sub”) and, for the limited purposes set forth therein, Carey Asset Management Corp. (“CAM”) and W. P. Carey & Co. B.V. (“Foreign Subsidiary”), each an indirect subsidiary of W. P. Carey, and CPA 16 LLC, a Delaware limited liability company, an indirect subsidiary of CPA®:16 (“CPA®:16 LLC”). Upon the terms and subject to the conditions set forth in the Merger Agreement, CPA®:16 will merge with and into Merger Sub, with Merger Sub surviving the merger as an indirect wholly-owned subsidiary of W. P. Carey (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, each CPA®:16 stockholder (the “CPA®:16 Stockholders”) of record as of the Effective Time (as defined in the Merger Agreement) will receive shares of W. P. Carey common stock, $0.001 par value per share (the “W. P. Carey Common Stock”). The exchange ratio with respect to shares of W. P. Carey Common Stock to be received by CPA®:16 Stockholders will be determined at the Closing (as defined in the Merger Agreement) of the transaction and will be based upon a value of $11.25 per share of CPA®:16 divided by the volume weighted average trading price of W. P. Carey Common Stock for the five consecutive trading days ending on the third trading day preceding the Closing.  However, at Closing (i) if the exchange ratio is less than or equal to 0.1447, then the exchange ratio shall be 0.1447 shares of W. P. Carey Common Stock for each share of CPA®:16 common stock, and (ii) if the exchange ratio is greater than or equal to 0.1842, then the exchange ratio shall be 0.1842 shares of W. P. Carey Common Stock for each share of CPA®:16 common stock (as adjusted at the Closing, the “Per Share Merger Consideration”). The nominal value of the Per Share Merger Consideration to be received by CPA®:16 Stockholders may be higher or lower as of the Closing due to changes in the market price of the W. P. Carey Common Stock, subject to the limitations of the collar discussed above. No fractional shares will be issued in the Merger and all CPA®:16 Stockholders entitled to fractional shares will receive cash in lieu of fractional shares.

The Per Share Merger Consideration, including the exchange ratio, was determined as a result of negotiations between the Board of Directors of W. P. Carey and a special committee of independent directors of the Board of Directors of CPA®:16 (the “CPA16 Special Committee”), with the assistance of separate financial advisors.

The Merger Agreement contains customary representations, warranties and covenants of CPA®:16 and W. P. Carey, including, among others, covenants (i) to conduct their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period.

During the period beginning on July 26, 2013, and continuing until 11:59 p.m. (New York City time) on August 24, 2013 (the “Solicitation Period End Date”), CPA®:16 may initiate, solicit and encourage competing transactions from third parties and provide non-public information and engage in discussions with third parties with respect to competing transactions. Starting on the Solicitation Period End Date, CPA®:16 will become subject to customary “no-shop” restrictions on its ability to solicit competing transactions from third parties and to provide non-public information to and engage in discussions with third parties regarding competing transactions, except that in certain circumstances CPA®:16 may continue to engage in the aforementioned activities with certain third parties that made a proposal for a competing transaction before the Solicitation Period End Date, or with third parties that made an unsolicited proposal thereafter if the CPA16 Special Committee determines in good faith that such proposal would result in, or is reasonably likely to result in, a superior competing transaction.

The consummation of the Merger is subject to various conditions, including, among others, (i) approval of the Merger by the stockholders of W. P. Carey and the CPA®:16 Stockholders, (ii) the absence of any law or order prohibiting the consummation of the Merger, (iii) the effectiveness of a registration statement on Form S-4 (the “Form S-4”) relating to the shares of W. P. Carey Common Stock to be issued to the CPA®:16 Stockholders in connection with the Merger, (iv) the approval for the listing on the NYSE of the shares of W. P. Carey Common Stock to be issued to the CPA®:16 Stockholders in connection with the Merger, (v) all consents, approvals, permits and authorizations having been obtained and (vi) other customary closing conditions. In addition, W. P. Carey’s and CPA®:16’s respective obligations to consummate the Merger are subject to certain other conditions, including, among others, (i) subject to the standards set forth in the Merger Agreement, the accuracy of the representations and warranties of the other party, (ii) compliance of the other party with its covenants in the Merger Agreement in all material respects, (iii) the delivery of opinions from counsel relating to the U.S. federal income tax code treatment of the Merger and the tax status of certain of the parties to the Merger Agreement, and (iv) no event, change, effect or circumstance occurring that would constitute a material adverse effect on the other party and its subsidiaries.

The Merger Agreement contains certain termination rights for both CPA®:16 and W. P. Carey. Each of CPA®:16 and W. P. Carey has agreed to pay the other party’s out-of-pocket expenses if the Merger Agreement is terminated because such party breaches any of its representations, warranties, covenants or agreements made in the Merger Agreement. If CPA®:16’s Board of Directors withdraws its recommendation of the Merger or approves or recommends a superior competing transaction, or if CPA®:16 enters into an agreement for a superior competing transaction, CPA®:16 has agreed to pay W. P. Carey a break fee of $57,000,000, which will be reduced to $35,000,000 in the event CPA®:16 enters into a superior competing transaction in connection and in compliance with the “go-shop” provisions of the Merger Agreement (the “CPA16 Termination Fee”).

CAM, Foreign Subsidiary, Merger Sub and certain of their affiliates provide advisory services and serve as special general partner to CPA®:16 and its operating partnership subsidiary (the “OP”).  Subject to the terms and conditions of the Merger Agreement, in connection with the consummation of the Merger, CAM, Foreign Subsidiary and Merger Sub have agreed to terminate the advisory and special general partner arrangements and waive any subordinated disposition fees and the distribution of capital proceeds to which they are entitled upon a change of control event, and related allocations of profits and losses (collectively, the “Back-End Amounts”), but will continue to be entitled to receive all other accrued and unpaid fees to which they are entitled.  In addition, subject to the terms and conditions of the Merger Agreement, CPA®:16, CPA16 LLC and Merger Sub have agreed that in the event that the Merger Agreement is terminated as a result of CPA®:16’s Board of Directors withdrawing its recommendation of the Merger or approving or recommending a superior competing transaction, or CPA®:16 entering into an agreement for a superior competing transaction, the amount payable to Merger Sub pursuant to the limited liability company agreement governing the OP to repurchase and terminate the special general partner’s interest in the OP will be fixed at $75,000,000 (the “Special GP Amount”). In the event that the Merger Agreement is terminated as a result of CPA®:16’s Board of Directors withdrawing its recommendation of the Merger or approving or recommending a superior competing transaction, or CPA®:16 entering into an agreement for a superior competing transaction, the CPA16 Termination Fee payable as a result thereof shall be credited against the Back-End Amounts and the Special GP Amount.

The parties to the Merger Agreement intend that the Merger satisfy applicable requirements to qualify as a partially tax-deferred reorganization.

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

General

The Merger Agreement, the Merger and the other transactions contemplated in the Merger Agreement have been recommended by the CPA16 Special Committee and unanimously approved by the independent directors of CPA®:16 and the Board of Directors of W. P. Carey.

The Merger Agreement has been included to provide investors with information regarding the terms of the Merger and the other transactions contemplated by the Merger Agreement. The Merger Agreement is not intended to provide any other factual information about CPA®:16, W. P. Carey or their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties of CPA®:16 and W. P. Carey. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement, and are qualified by information in disclosure schedules that the parties have exchanged in connection with the execution of the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what an investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, you should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about CPA®:16, W. P. Carey and their respective subsidiaries that are included in reports, statements and other filings made with the Securities and Exchange Commission (the “SEC”).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 25, 2013, concurrently with the approval of the Merger, an amendment to CPA®:16’s Bylaws was adopted by the Board of Directors to clarify an ambiguity in the definition of “Roll Up Transaction”. A copy of the Second Amended and Restated Bylaws of CPA®:16, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of CPA®:16 and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed Merger, annualized dividends, funds from operations coverage, integration plans and expected synergies, the expected benefits of the proposed Merger, anticipated future financial and operating performance and results, including estimates of growth and the expected timing of completion of the proposed Merger. These statements are based on current expectations, and actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Discussions of some of these important factors and assumptions are contained in CPA®:16’s and W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2012. These risks, as well as other risks associated with the proposed Merger, will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that CPA®:16 and W. P. Carey will file with the SEC in connection with the proposed Merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, CPA®:16 does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. W. P. Carey intends to file with the SEC a registration statement on Form S-4 that will include a Joint Proxy Statement/Prospectus and other relevant documents to be mailed by CPA®:16 and W. P. Carey to their respective security holders in connection with the proposed Transactions. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY CPA®:16 AND W. P. CAREY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CPA®:16, W. P. CAREY AND THE PROPOSED TRANSACTIONS. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials (when they become available) and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials (when they become available) will also be available free of charge by accessing CPA®:16’s website (http://www.cpa16.com) or by accessing W. P. Carey’s website (http://www.wpcarey.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:16, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding CPA®:16’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:16 on April 26, 2013 in connection with its 2013 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

ITEM 8.01 – Other Events.

Investor Presentation

The investor presentation to be used during calls with CPA®:16’s investors, stockholders, brokers and other parties interested in the proposed Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The investor presentation is also posted on CPA®:16’s website at http://www.cpa16.com.

Press Release

On July 26, 2013, CPA®:16 issued a press release announcing, among other things, CPA®:16’s entry into the Merger Agreement. A copy of that press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Distribution Reinvestment and Stock Purchase Plan; Redemption Plan

Effective immediately, CPA®:16 has suspended permitted distribution reinvestments under its Distribution Reinvestment and Stock Purchase Plan and redemptions under its Redemption Plan (except for Special Circumstances Redemptions in accordance with the Redemption Plan) because of the proposed Merger described above.

ITEM 9.01 - Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 25, 2013, by and between Corporate Property Associates 16 – Global Incorporated, W. P. Carey Inc., WPC REIT Merger Sub, Inc., the successor in interest to Carey REIT III, Inc., and, for the limited purposes set forth therein, Carey Asset Management Corp., W. P. Carey & Co. B.V. and CPA 16 LLC.

3.1	Second Amended and Restated Bylaws of Corporate Property Associates 16 – Global Incorporated.
99.1	Press release issued on July 26, 2013.
99.2	Presentation to analysts and investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 16 – Global Incorporated

Date: July 25, 2013	By:	/s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer